UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500 Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2017, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)                 Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release of Greenhill & Co., Inc. dated January 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: January 26, 2017	By:	/s/ Ricardo Lima
Name: Ricardo Lima
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Greenhill & Co., Inc. dated January 26, 2017.

E-1